PROPRIETARY AND CONFIDENTIAL

5 July 2019

PRIVATE & CONFIDENTIAL

Alex Gourlay
108 Wilmot Road
Deerfield, IL 60015

Dear Alex,

Extension to your Assignment to Walgreen Co.
This letter is to confirm the extension of your secondment to Walgreen Co. under the secondment letter agreement dated 26 September 2013 between you and Walgreens Boots Alliance Services Limited (formerly Alliance Boots Management Services Ltd.), as previously extended per letter agreement dated 27 January 2016, 27 March 2017, 13 July 2017 & 1 August 2018 (collectively, the “Agreement”). This extension is for an additional 12 months, with an end date of 31 July 2020.

All assignment terms and conditions remain unchanged, as detailed in the Agreement.

Please sign below to confirm that you have read, understand and agree to this extension of the Agreement.

Yours sincerely,

/s/ Kathleen Wilson-Thompson

Dated: October 22, 2019

Kathleen Wilson-Thompson,
Executive Vice President - Global Chief Human Resources Officer, WBA
Signed on behalf of Walgreens Boots Alliance Services Limited

PROPRIETARY AND CONFIDENTIAL

I confirm that I have read, understand and agree to be bound by the contents of this extension letter.

Alex Gourlay

…/s/ Alex Gourlay …………………………………………
Signed

……July 11, 2019………………………………………………
Date signed